UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Powell Place Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information set forth under Item 7.01 below is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2016, AAC Holdings, Inc. (the “Company”) issued a press release (the “Press Release”) affirming its previously disclosed guidance for the fiscal year ended December 31, 2015. A copy of the Press Release is furnished herewith as Exhibit 99.1. In addition, the Company has posted an investor presentation (the “Investor Presentation”) on the Investor Relations page of its website that includes an overview of certain 2015 matters and previews certain 2016 business objectives. A copy of the Investor Presentation is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 26, 2016

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: January 26, 2016

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated January 26, 2016

99.2	Investor Presentation